SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           The Recovery Network, Inc.
             (Exact Name of Registrant as Specified in its Charter)


       Colorado                                                 39-173-1029
(State of Incorporation                                      (I.R.S. Employer
   or Organization)                                       Identification Number)

1411 5th Street, Suite 250
 Santa Monica, California                                           90401
  (Address of Principal                                           (Zip Code)
   Executive Offices)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [_]

Securities to be registered pursuant to Section 12(b) of the Act: None

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.01 par value per share
                  Redeemable warrants to purchase Common Stock
                                (Title of Class)

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

           Information required by this Item 1 relating to the Registrant's securities is set forth in the sections captioned "Description of Securities" in the prospectus included in the Registrant's Registration Statement, as amended, on Form SB-2 (File No. 333-37787) (the "Registration Statement"). The prospectus, containing such information, to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), is incorporated herein by reference.

ITEM 2.    EXHIBITS.

           1.1 The section captioned "Description of Securities" is set forth in the prospectus included in the Registration Statement and incorporated herein by reference. The prospectus, containing such information, to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act is incorporated herein by reference.

           3.1        Articles  of  Incorporation  of  the  Company.  (Filed  as
                      Exhibit 3.1 to the Registration Statement and incorporated herein by reference.)

           3.2        By-laws  of the  Company.  (Filed  as  Exhibit  3.2 to the
                      Registration   Statement   and   incorporated   herein  by
                      reference.)

           4.1        Specimen  Certificate of the Company's Common Stock (Filed
                      as  Exhibit  4.2  to  the   Registration   Statement   and
                      incorporated herein by reference.)

           4.2 Form of Warrant Agreement, including form of Warrant (Filed as Exhibit 4.2 to the Registration Statement and incorporated herein by reference.)



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






                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        THE RECOVERY NETWORK, INC.


Dated: July 31, 1997                    By: /S/ William D. Moses
                                           -----------------------
                                           William D. Moses
                                           President and Chief Executive Officer




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


                                  EXHIBIT INDEX

           1.1 The section captioned "Description of Securities" is set forth in the prospectus included in the Registrant's Registration Statement, as amended, on Form SB-2 (File No. 333-37787) (the "Registration Statement") and incorporated herein by reference. The prospectus, containing such information, to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act is incorporated herein by reference.

           3.1        Articles  of  Incorporation  of  the  Company.  (Filed  as
                      Exhibit 3.1 to the Registration Statement and incorporated herein by reference.)

           3.2        By-laws  of the  Company.  (Filed  as  Exhibit  3.2 to the
                      Registration   Statement   and   incorporated   herein  by
                      reference.)

           4.1        Specimen  Certificate of the Company's Common Stock.(Filed
                      as  Exhibit  4.1  to  the   Registration   Statement   and
                      incorporated herein by reference.)

           4.2        Form of  Warrant  Agreement,  including  form of  Warrant.
                      (Filed as Exhibit 4.2 to the Registration Statement and incorporated herein by reference.)


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